                                                             EXHIBIT 15


                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King,
Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F (Reg. No. 33-41628), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue of hereof.


                                           /s/ DONALD A. STEWART
                                           ----------------------------
                                               Donald A. Stewart


February 4, 1999

                                                             EXHIBIT 15


                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King,
Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F (Reg. No. 33-41628), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue of hereof.


                                           /s/ RICHARD B. BAILEY
                                           ----------------------------
                                               Richard B. Bailey


February 4, 1999

                                                             EXHIBIT 15


                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King,
Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F (Reg. No. 33-41628), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue of hereof.


                                           /s/ M. COLYER CRUM
                                           ----------------------------
                                               M. Colyer Crum


February 4, 1999

                                                             EXHIBIT 15


                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King,
Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F (Reg. No. 33-41628), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue of hereof.


                                           /s/ DAVID D. HORN
                                           ----------------------------
                                               David D. Horn


February 4, 1999

                                                             EXHIBIT 15


                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King,
Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F (Reg. No. 33-41628), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue of hereof.


                                           /s/ JOHN S. LANE
                                           ----------------------------
                                               John S. Lane


February 4, 1999

                                                             EXHIBIT 15


                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King,
Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F (Reg. No. 33-41628), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue of hereof.


                                           /s/ ANGUS A. MACNAUGHTON
                                           ----------------------------
                                               Angus A. MacNaughton


February 4, 1999

                                                             EXHIBIT 15


                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King,
Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F (Reg. No. 33-41628), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue of hereof.


                                           /s/ JOHN D. MCNEIL
                                           ----------------------------
                                               John D. McNeil


February 4, 1999

                                                             EXHIBIT 15


                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that S. Caesar Raboy, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King,
Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F (Reg. No. 33-41628), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue of hereof.


                                           /s/ S. CAESAR RABOY
                                           ----------------------------
                                               S. Caesar Raboy


February 4, 1999